SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 18, 2009
                                                        -----------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                     1-1031                   22-0743290
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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             (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               RONSON CORPORATION
                                 FORM 8-K INDEX

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ITEM 2.04     TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A                 3
              DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
              AN OFF-BALANCE SHEET ARRANGEMENT

ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED           3
              LISTING RULE OR STANDARD; TRANSFER OF LISTING

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS                               3



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                                                                          Page 3


Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

On February 20, 2009, Ronson Corporation (the "Company") received from its primary lender, Wells Fargo Bank, National Association ("Wells Fargo"), additional notification of Wells Fargo's reservation of rights and remedies relating to previously disclosed events of default which would permit Wells Fargo to accelerate the Company's outstanding indebtedness owed to Wells Fargo. These events of default extend to maintaining financial covenant compliance relating to minimum net income, net cash flow and tangible net worth requirements as of the Company's last completed fiscal quarter, failure to obtain certain waivers and other agreements with third parties required under the credit facility, and failure to meet certain financial reporting due dates. Wells Fargo has instituted certain restrictions and reduced loan availability and has required the Company to engage a consultant to review its operations and cash requirements, but has not accelerated any payments under the credit facility and has continued to lend to the Company.

Under cross-default provisions in the Company's mortgage loan from Capital One, N.A. ("Capital One"), the events of default under the Wells Fargo facility are an event of default under the mortgage loan. Capital One has not accelerated any payments under the mortgage loan. At December 31, 2008, the amounts of the outstanding indebtedness to Wells Fargo and Capital One were $5,057,000 and $2,133,000, respectively. In the event of acceleration of its obligations to Wells Fargo or Capital One, the Company would not have sufficient cash resources to satisfy the obligations.

The Company has requested that Wells Fargo waive existing defaults and provide the Company with additional loan availability under its credit facility with Wells Fargo, without which the Company will not be able to fund current operations. Wells Fargo has declined the Company's request at this time; however, the Company is continuing to discuss with Wells Fargo potential circumstances in which additional funding by Wells Fargo might be available. The Company is also exploring alternative sources of financing, a potential sale of certain assets, and reductions of costs. There can be no assurance that the Company will be able to arrange alternative financing or a sale of certain assets on terms acceptable to it.

The Company's press release issued February 24, 2009, in the form attached as
Exhibit 99.1, is incorporated by reference to this Item 2.04.


Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Company received notice on February 18, 2009 from The Nasdaq Stock Market ("Nasdaq"), denying the Company's request for continued listing of its common stock, on The Nasdaq Capital Market. As a result, the Company's Common Stock will be suspended by the Nasdaq Capital Market at the opening of business on February 27, 2009. Following delisting, the Company's Common Stock will not be immediately eligible to trade over the OTC Bulletin Board or in the "Pink Sheets"; however, such securities could become eligible should a market maker make application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application is cleared.

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In December 2008, the Company had requested an extension of time to achieve and maintain compliance with the requirements for continued listing on The Nasdaq Capital Market in response to a Nasdaq Staff Deficiency Letter dated November 17, 2008 indicating that the Company does not comply with the minimum stockholders' equity requirement for continued listing set forth in Marketplace Rule 4310 (c)(3). This rule requires that the Company have a minimum of $2,500,000 in stockholders equity, or $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. The Company does not intend to take any further action to appeal Nasdaq's determination.

The Company's press release issued February 24, 2009, in the form attached as
Exhibit 99.1, is incorporated herein by reference to this Item 3.01.


Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectation of future events. The Company cannot ensure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.


Item 9.01    Financial Statements and Exhibits

             a) Financial Statements: None
             b) Pro Forma Financial Information: None
             c) Exhibits:

                99.1) Ronson Corporation Press Release dated February 24, 2009, "Ronson Corporation Reports Delisting of Common Stock and Reservation of Rights by Primary Lender".


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Ronson Corporation

                                                  /s/Daryl K. Holcomb
                                                  ----------------------------
                                                  Daryl K. Holcomb
                                                  Vice President,
                                                  Chief Financial Officer &
                                                  Controller
Dated:  February 24, 2009